Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Guaranty Financial Group Inc. (the “Company”) for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth R. Dubuque, President and Chief Executive Officer of the Company, certify, pursuant to
     18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth R. Dubuque Kenneth R. Dubuque
Chairman of the Board, President and Chief Executive Officer
November 13, 2008
     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.